EXHIBIT 10.3

                              TERMINATION AGREEMENT


THIS AGREEMENT made this __ day of September, 2000.

AMONG:

                  SOFTNET SYSTEMS.,  INC., a corporation incorporated pursuant
                  -----------------------
                  to the laws of the State of Delaware and having an office at 650 Townsend Street, San Francisco, California, 94103

                  ("SSI")
                                                               OF THE FIRST PART
AND:

                  CHINA BROADBAND CORP., a corporation  incorporated  pursuant
                  ---------------------
                  to the laws of the State of Nevada and having an office at 2080, 440 2nd Avenue S.W., Calgary, Alberta, T2P 5E9

                  (the "CBC")
                                                              OF THE SECOND PART
AND:

                  BIG  SKY  NETWORK  CANADA  LTD.,  an   international   company
                  ------------------------------
                  incorporated pursuant to the laws of the British Virgin Islands and having an office at 1404, Building A, Huiyuan International Apartment, Asia Game Village, Andingmen Wai, Beijing, 100101, People's Republic of China

                  (the "Company")
                                                               OF THE THIRD PART
AND:

                  CHINA BROADBAND (BVI) CORP., an international  company incor-
                  ---------------------------
                  porated pursuant to the laws of the British Virgin Islands and having an office at 2080, 440 2nd Avenue S.W., Calgary,
                  Alberta,   T2P 5E9

                  ("CB-BVI")
                                                              OF THE FOURTH PART
AND:

                  MATTHEW  HEYSEL,  Businessman,  having a residential  address
                  ---------------
                  at 624 Wilderness Drive S.E., Calgary, Alberta, T2J 1Z2

                  ("Heysel")
                                                               OF THE FIFTH PART

AND:

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                  DAMING YANG,  Businessman,  having a residential  address at
                  -----------
                  1404, Building A, Huiyuan International Apartment, Asia Game Village, Andingmen Wai, Beijing, 100101, People's Republic of China

                  ("Yang")

                                                               OF THE SIXTH PART
WHEREAS:

A. In connection with the acquisition by SSI from the Company of 50,000 shares (the "Shares") of common stock in the capital of the Company, SSI and the Company entered into individual Non-Compete Agreements (collectively, the "Non-Compete Agreements") dated as of April 25, 2000 with each of (i) CBC and CB-BVI (the "CBC Agreement"); (ii) Heysel (the "Heysel Agreement"); and (iii) Yang (the "Yang Agreement");

B. As a condition of the closing of the sale by SSI to CBC, and the purchase by CBC from SSI, of the Shares pursuant to a Common Stock Repurchase Agreement dated as of [September 30, 2000], SSI, CBC and the Company agreed to effect the termination of the Non-Compete Agreements;

C. Each of the Non-Compete Agreements expressly provides for the termina-tion of the said agreements upon the happening of a particular event; however, the Non-Compete Agreements do not expressly provide for the termination of the said agreements upon the mutual consent of the parties thereto; and

D.  The parties  are of the  opinion  that the  Non-Compete  Agreements  must be terminated and that the express termination of the said agreements as contemplated herein will effectively serve to terminate the respective rights, obligations and liabilities of the parties thereunder as and from the date hereof.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises, mutual covenants and agreements set forth herein and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the parties), the parties hereby agree as follows:

1. The CBC Agreement is hereby cancelled and terminated as and from the date hereof and all of its provisions are hereby declared to be null and void and of no further force and effect.

2. The Heysel Agreement is hereby cancelled and terminated as and from the date hereof and all of its provisions are hereby declared to be null and void and of no further force and effect.

3. The Yang Agreement is hereby cancelled and terminated as and from the date hereof and all of its provisions are hereby declared to be null and void and of no further force and effect.

4. Each of SSI, the Company, CBC and CB-BVI hereby releases the others, their respective successors and assigns from any claims or demands arising under or pursuant to the CBC Agreement and each party acknowledges that the other has no further rights, obligations or liabilities thereunder.

5. Each of SSI, the Company and Heysel hereby releases the others, their respective successors and assigns from any and all claims or demands arising under or pursuant to the Heysel Agreement and each party acknowledges that the others have no further rights, obligations or liabilities thereunder.

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

6. Each of SSI, the Company and Yang hereby releases the others, their respective successors and assigns from any and all claims or demands arising under or pursuant to the Yang Agreement and each party acknowledges that the others have no further rights, obligations or liabilities thereunder.

7. This Agreement shall be governed and construed in under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within the State of California.

8. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9. This Agreement constitutes the entire agreement among the parties with respect to the matters contemplated herein and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein.



IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first above written.


SOFTNET SYSTEMS, INC.


Per:
      -----------------------------------------------
      Authorized Signatory


CHINA BROADBAND CORP.


Per:
      -----------------------------------------------
      Authorized Signatory


BIG SKY NETWORK CANADA LTD.


Per:
      -----------------------------------------------
      Authorized Signatory



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


CHINA BROADBAND (BVI) CORP.


Per:
      -----------------------------------------------
      Authorized Signatory



----------------------------------------
MATTHEW HEYSEL



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DAMING YANG









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